UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Mareile Cusack 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to: Arthur Don Seyfarth Shaw LLP 131 South Dearborn Street Suite 2400 Chicago, IL 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30, 2008

Date of reporting period:	March 31, 2009

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

THE PATIENT INVESTOR

FEATURING NEW MARKET COMMENTARY FROM OUR CHAIRMAN AND PRESIDENT ENTITLED "BIG DECISIONS"

Semi-Annual Report
March 31, 2009

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Semi-Annual Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in large-capitalization stock and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended March 31, 2009, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were -51.10%, -11.49% and +0.54%; and -42.45%, -8.50% and +0.45%, respectively. For the period ended March 31, 2009, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -42.10% and -11.50%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2008, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.07% and 1.19%, respectively. For the six months ended March 31, 2009, Ariel Fund and Ariel Appreciation Fund had annualized expense ratios of 1.18% and 1.27%, respectively. As of September 30, 2008, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.63%. The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2010. After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

EXTRA EXTRA! WEB ALL ABOUT IT

Looking for investment tips, current market commentary or want to see what we are reading?

Visit our award-winning website, arielinvestments.com, to find Ariel’s ABCs of Money. Watch Ariel experts in action and hear their investment tips on Good Morning America; CNBC, Bloomberg, The Tom Joyner Radio Show and other major news programs. We have also included the columns we pen for Forbes and Black Enterprise. Explore Ariel’s ABCs of Money today!

David M. Maley joins Ariel Investments as Portfolio Manager for the newly launched Ariel Micro-Cap Value Product

Ariel Investments, LLC is pleased to announce the appointment of David M. Maley as Senior Vice President and Portfolio Manager for the new Ariel micro-cap value strategy targeting companies under $500 million in market cap. This strategy will be offered to Ariel’s separately managed account clients.1

The timing is ideal for investors since stocks are cheap and smaller stocks do best coming out of a recession. Moreover, we have known David for many years and have been very impressed with his creative thinking, independent nature and strong work ethic. We see terrific synergies in David’s addition to Ariel. Micro-cap value not only exposes Ariel to a related asset class, it also informs our stock picking in our other portfolios.

To learn more about David Maley, his investment experience and this new institutional product, visit our website at arielinvestments.com.

1  Ariel Investments, LLC offers its advisory services in the form of separately managed accounts, which are available to institutional clients, including public and private retirement plans, union plans, foundations and endowment funds, high net worth individuals, and managed accounts under wrap programs sponsored by other firms. Advisory services provided and the fees charged will vary depending upon the nature of the account under management.

Dear Fellow Shareholder: Sir Winston Churchill once said, “If you are going through hell, keep going.” In some ways, that’s what it seems like the stock market, our business and government leaders, and even everyday citizens are all trying to do. Few would disagree that the first quarter of the New Year tested our collective mettle. After a brutal 2008, the Standard & Poor’s 500 Index dropped another -8.43% in January and yet another -10.65% in February. By early March, the Dow Jones Industrial Average was hovering at a 12-year low. Then, out of nowhere, the S&P 500 jumped +8.76% for the month—perhaps spurred by some combination of the passage of a stimulus bill, unexpected bank profits, a real plan to rid US banks of toxic assets, hopes for an economic bottom or even bear market fatigue.

On an absolute basis, The Wall Street Journal noted, “Despite a better tone...toward the end of the quarter, many investors still are nursing losses.”1 On a relative basis, growth stocks defied convention and outperformed much cheaper value issues, while midcaps also disrupted the normal performance hierarchy by beating their large and small cap counterparts. (Typically, the low expectations built into the prices of value shares help insulate them from the full effects of market down-drafts; and midcaps stay true to their name and fall in the middle.)

While losses never feel good, we are pleased to have done relatively better than our value benchmarks as depicted below. We are especially heartened by the funds’ diminishing losses and improving results even since the quarter ended. Days can be like months in this market! Likewise, the funds are faring well coming out of the market low set on March 9, 2009.2 Although we do not and cannot know whether this recent move is the beginning of a new bull market or another bear market rally, we can work to ensure our funds are positioned to better withstand future shocks and fully benefit from an inevitable recovery.

	1st		Since
	Quarter	Year-to-	Market
	2009	Date	Bottom
	12/31/08-	12/31/08-	3/09/09-
	03/31/09	04/09/09	04/09/09
Ariel Fund	-16.10%	-2.29%	+49.55%
Russell 2500 Value Index	-16.32%	-6.98%	+37.55%
Russell 2500 Index	-11.43%	-2.46%	+34.45%
Ariel Appreciation Fund	-11.85%	+1.74%	+40.97%
Russell Midcap Value Index	-14.68%	-5.34%	+35.88%
Russell Midcap Index	-8.98%	+0.16%	+32.35%
Ariel Focus Fund	-15.28%	-5.80%	+31.62%
Russell 1000 Value Index	-16.77%	-9.40%	+30.94%
Russell 1000 Index	-10.46%	-3.55%	+27.25%
S&P 500 Index	-11.01%	-4.39%	+26.87%

Thinking Big

With economic news dominating today’s headlines, investment professionals are generally viewed as being in the center of the maelstrom. What results is a prevailing sense that money managers are in a frenzy—anxiously moving in and out of securities as the market ebbs and flows. Of course, the major financial

arielinvestments.com	800.292.7435

networks help reinforce this thinking when they hash and re-hash the day’s “trades.” Then there is actual market volatility stoking these views.

But all of this is off the mark. In our world, long-term investing runs counter to the notion of lots of little decisions. Instead, it is the big decisions that matter. In fact, it is the big decisions in periods of maximum optimism or pessimism (like now) when money managers really earn their track records. In our view, incremental trading is like bunting in baseball. No player ever made it to the Baseball Hall of Fame for his distinguished bunting record. These days you have to be willing to swing for the fences, not recklessly or nervously, but in a studied, calm and controlled manner. As Ben Graham, the father of value investing once noted, “Individuals who cannot master their emotions are ill-suited to profit from the investment process.”

Practice Makes Perfect

According to Louis Pasteur, “Luck favors the prepared mind.” The success of an investment manager’s big decisions is not a coin toss; it is greatly affected by preparation. In short, honing sharp decision-making skills takes practice. In his renowned book, Outliers, Malcolm Gladwell quotes neurologist Daniel Levitin: “...ten thousand hours of practice is required to achieve the level of mastery associated with being a world-class expert—in anything...It seems that it takes the brain this long to assimilate all that it needs to know to achieve true mastery.”

For a professional investor, this practice is anchored in relentless reading, studying those who have excelled and those who have fallen short, dissecting one’s own successes and failures, networking with those who can shed new light on a stock or industry, and teasing out contrarian points of view. With investing, as with sports, extensive practice all leads up to execution at game time. Case in point, basketball legend Michael Jordan was known to practice longer and harder than anyone on his world championship teams even though he was considered to be the very best. In so doing, he almost always made the big shots needed at crunch time. Yes, his ability to score dozens of points in a game gave his team an undeniable edge. But it was the crucial, high pressure shots needed to clinch the game or even the title that mattered most of all. For money managers crunch time is now! This demands that we bring to fore all of the knowledge, information, relationships, lessons—in short, a lifetime of practice—to make the big decisions necessary to reward investors.

“...it is the big decisions in periods
of maximum optimism or
pessimism when money managers
earn their track records.”

Big Decisions—Then and Now

Ariel has never shied away from the big decisions. In fact, our culture has been built on them. The first of which occurred when a 24-year old had the courage to launch an investment firm with no clients or professional experience and only the love of the stock market. Focusing on small and mid cap value investing was another enormous decision—especially when one considers the investment world had not yet been parsed into style boxes. Starting a mutual fund without any brand or reputation was no small matter either but later proved prescient given the subsequent proliferation of 401(k) plans. Founding Ariel Community Academy was one more big moment—born from a vision of a nation where financial literacy programs for young people are as commonplace as gym class.

Obviously, there have also been a series of big portfolio decisions through the years—all rooted in a similar thought process but each independent of the other. On the whole, our batting average here has been pretty good, as evidenced by our solid long-term results. For example, we were richly rewarded for our bold decision to buy asset managers during the crash of ’87 when they fell hard and fast. Our view then and now is that these companies may temporarily suffer in market downdrafts but they provide an essential service that will stand the test of time. Likewise, we were insulated when the Internet bubble burst—having consciously shunned those stocks when most were outlandishly priced and their businesses easily replicated. For 25 years we avoided commodity-related companies because of their unpredictable boom

Not part of the Semi-Annual Report	Over 25 years of patient investing

and bust cycles. As such, we missed the performance drag in the ’80s and ’90s (which helped), the boost in the ’00s (which hurt) and then the bursting of the bubble last year (which helped). We made significant and quite beneficial decisions around financial stocks before and after the recent crisis. For example, in 2006 and 2007 we sold the monoline insurers when our research revealed mounting risks before their precipitous declines. In 2008, we did not hold nor were we tempted to buy the year’s financial debacles (i.e. Lehman Brothers, Bear Stearns, Fannie Mae (NYSE: FNM) or Freddie Mac (NYSE: FRE)). It would have been easy to rationalize purchases in these areas after the stocks traded down to record lows but fortunately, we saw more trouble ahead.

Our one big decision that was most definitely a swing and an enormous miss was the decision to load up on media names—particularly newspapers. We fully anticipated readership declines but somehow failed to spot how much the fast growing popularity of Internet portals like Craigslist and Monster would decimate the rich profits flowing from traditional classified ads. This problem was only further exacerbated by the leverage that resulted from ill-timed acquisitions as the industry consolidated—leverage that became unmanageable during what some are calling the “Great Recession.3” Going forward, we plan to stress test company economics for even more severe revenue declines than we have done in the past. Additionally, we are more skeptical of acquisitions than ever.

In the face of unprecedented market dynamics, we have made a number of new big decisions of late. These decisions will not necessarily play out over any one day, one month or even one year. Many of them will be multi-year Ariel performance stories. First, confronted with valuations that we have never seen before—stocks selling at fire-sale prices—we have had the courage to buy more of our cheapest names even as they have gotten cheaper. This true contrarian move has already benefitted the funds in the March rebound as the most oversold names have done best. Second, we have made an investment in “aspirational” names ranging from Nordstrom, Inc. (NYSE: JWN) to Tiffany & Co. (NYSE: TIF) to Sotheby’s (NYSE: BID)—all of which are best in class but absurdly cheap and highly controversial buys in the midst of a recession. This big decision is anchored in our strong belief that recessions do not last forever and these companies will not only survive but thrive in a normalized economy. Third, we are willing to put a stake in the ground in real estate. Although misunderstood and unloved, Jones Lang LaSalle Inc. (NYSE: JLL) and CB Richard Ellis Group, Inc. (NYSE: CBG) are good stocks in a bad neighborhood. They are the #1 and #2 commercial real estate managers in the world. And since companies large and small will always need help managing their office space, we think both represent lasting value. Fourth, we still have a position in media—albeit much smaller and more diversified than before. Just because we made a mistake with newspapers does not mean we cannot independently assess other high quality media properties. Lastly, we have broken with the past and recently made a big decision to buy oil companies—Hess Corp. (NYSE: HES) and Exxon Mobil Corporation (NYSE: XOM)— two great values uniquely positioned to benefit from the unstoppable wealth building that is and will continue to take place in emerging markets for years to come.

Conclusion

In the world of investing, there is the daily score of performance versus the market. For those who want to win, like we do, that score is a great motivator. Unfortunately, there is also an inherent drawback to this number in that some erroneously use shorter-term performance to evaluate big decisions—the wisdom of which is only revealed over time. In many ways, big investment decisions are like batting averages—you do not have to be perfect to be great. But you must have courage, discipline and humility to continuously step up to the plate.

We appreciate the opportunity to serve you and welcome any questions you might have. You can also contact us directly at email@arielinvestments. com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1  The Wall Street Journal, April 1, 2009, page C1

2  “Market low” (or “market bottom”) is considered to have occurred on March 9, 2009 because the Dow Jones Industrial Average fell to its lowest point since April 1997, the S&P 500 Index fell to its lowest point since September 1996 and the Nasdaq Composite fell to its lowest point since October 2002.

3  Kiplinger’s, May 2009, page 23

arielinvestments.com	800.292.7435

Company Spotlight

International Game Technology (NYSE: IGT) 9295 Prototype Drive Reno, NV 89521 775.448.7777 igt.com

International Game Technology, often called IGT, held in both Ariel Fund and Ariel Appreciation Fund, is a global gaming company that designs, produces, and sells slot machines and similar games to casinos. It is the largest, most globally diverse gaming company in the world, which gives it the resources to drive trends in an industry where such leadership is critical. Approximately 60% of slot machines in North America are IGT products, as are the highly popular Wheel of Fortune and Megabucks games. We know the company well, having owned it in various portfolios from 1998 to 2002.

Market Perceptions

IGT’s stock sold down to an enticing price as the market cratered last fall. In 2008, IGT lost some market share and saw revenues fall, but did not slash expenses quickly enough to hold margins stable. And Wall Street fears these short-term slips suggest the company has deteriorated fundamentally. The market also is concerned with IGT’s financing. The company’s convertible bond owners will likely put more than $800 million back to the company in December 2009. Plus IGT has a bank loan due in 2010. Many investors believe refinancing would come at a very high cost that would further crimp profits. Finally, the market expects the recession-induced global gaming decline to cause casinos to delay game replacement, possibly for an extended period.

Our Contrarian View

Given our long-term view, we can look past the clouds. First and foremost, recessions are always temporary phenomena. Gaming has not gone away and is likely to be stronger five years from now than it is today. Similarly, the credit markets have already improved, so IGT should be able to refinance without the pain doomsayers expect. Finally, while last year was difficult for the company, there is no reason to think the franchise has been permanently impaired. Moreover, we think the market is missing an important part of the big picture: municipalities are desperate to shore up their fast-declining tax revenues and are likely to use gaming to offset their losses, a potential boon to IGT.

On Top of Its Game

We think IGT still has an attractive business model. Its great, long-term relationships with customers generate relatively steady revenues. These stable streams of cash allow it to fund a strong research and development budget, meaning a continual flow of new products. Finally, this pipeline allows the company to stay on top of gaming trends to create entertaining games people want to play. Historically IGT led the way with progressive games like Megabucks, and now the company is trailblazing in the next big thing, server-based gaming, which is efficient and allows frequent upgrades and enhancements. And, of course, popular games create satisfied, loyal customers.

A Well-Managed Franchise

Management allocates capital thoughtfully, devoting the right amount of money (not too much or too little) to developing new products. The company’s leaders are also disciplined yet opportunistic in acquisitions, with the purchase of Anchor Gaming in 2001 being the best example. Finally, management has a constant focus on growing shareholder value through share repurchases and dividends. For instance, since fiscal year 2005, the firm has repurchased about $2.7 billion worth of stock, reducing its share count by nearly 15%.

As of March 31, 2009, the company traded at $9.22, a 47% discount to our private market value estimate of $17.54.

Not part of the Semi-Annual Report	Over 25 years of patient investing

Company Spotlight

Aflac Inc. (NYSE: AFL) 1932 Wynnton Road Columbus, GA 31999 706.596.3278 aflac.com

AFLAC, held in both Ariel Appreciation Fund and Ariel Focus Fund, is the leader in supplemental insurance in both Japan and the U.S. Founded in Columbus, Georgia over 50 years ago as a cancer insurer, AFLAC’s entry into the Japanese market in the 1970s proved a mammoth move. The company now insures one in three Japanese citizens, who depend on AFLAC’s products to “fill in the gaps” of their government health care plan. More recently AFLAC built its brand in the United States with its famous duck mascot, who explains the niche product in an amusing way.

Consistent Management

Dan Amos has been CEO since 1991 and has delivered operating results like few other managers. For 17 consecutive years, AFLAC has grown earnings 15% annually; meanwhile, industry peers struggled to meet just their cost of capital. Amos has a rigorous, three-part formula for creating shareholder value: attention to every detail, uncompromised focus on the two largest insurance markets, and heavy investment in the brand.

Unmatched Distribution in Japan

Supplemental insurance policies are relatively cheap, but consumers will not buy them unless they grasp their importance. AFLAC built its competitive advantage in Japan by partnering closely with Japanese corporations. These companies, not the insurer, educate their employees about the need for supplemental insurance and offer it as a payroll deduction item. This relationship keeps AFLAC’s expenses far lower than those of other large Japanese insurers, which has made the company a powerhouse. More than 90% of the companies on the Tokyo stock exchange offer the company’s insurance, and more than 94% of the insured re-enroll yearly.

Brand Recognition in the US

AFLAC became the leading insurer in Japan 30 years ago, but was not well-recognized in its home country until a decade ago. Lively commercials featuring a now iconic duck dramatized the need for supplemental insurance and firmly implanted the brand in the minds of Americans. AFLAC has made strong progress on selling policies that cover lost work time, travel for care, and other out of pocket expenses, available via payroll deduction by employers.

Compelling Opportunity

An insurance company’s balance sheet holds investments on one side and promises to pay on the other. Falling markets, such as the one we have seen lately, can reduce the value of investments, creating concerns for policyholders, regulators and, therefore, stockholders. AFLAC’s decision to purchase only investment grade bonds has helped it dramatically outperform Japanese insurers, who often purchased domestic real estate and equities, which have declined in value over the past 20 years. Thus AFLAC’s strategy made it the strongest insurer operating in the country. Now, however, a small segment of the portfolio is worrying Wall Street. Less than 15% of the bonds in the company’s portfolio are long-dated or perpetual hybrid securities (which combine debt and equity components) from European banks. Recent headlines out of Europe about the possibility of bank nationalization have panicked the market, causing AFLAC stock to sell off. We believe, however, that the earnings power of the insurance franchise will overcome the market’s apprehension.

Rare Valuation Opportunity

AFLAC stock has traded as low as $11 on the fear of markdowns in the portfolio. The $5 per share in earnings power gives us confidence that the company will prosper in the future as investors focus on the business of AFLAC and not headlines about a small subset of their diversified investment portfolio. The string of 15% earnings growth may be at risk, but the company remains potent as well as cheap at today’s price. As of March 31, 2009, the company traded at $19.36, a 72% discount to our private market value estimate of $68.08.

arielinvestments.com	800.292.7435

Company Spotlight

Nordstrom, Inc. (NYSE JWN) 1617 6th Avenue Seattle, WA 98101 206.628.2111 nordstrom.com

Nordstrom, Inc., held in both Ariel Fund and Ariel Appreciation Fund, is a specialty department store offering a selection of apparel, shoes, cosmetics and accessories to women, men and children. The company operates 169 stores located in 28 states in the United States as well as a rapidly-growing website, Nordstrom.com. Nordstrom has a stellar brand, built on its unparalleled customer service and a massive, enticing shoe department. Its fundamentals mirror its high-quality merchandise: it is a very well-managed retailer with a strong balance sheet. The company offers its products through multiple retail channels, including its flagship Nordstrom stores, its discount Nordstrom Rack stores, catalogs, and on the Internet. It targets multiple consumer segments, offering brand name and private-label merchandise to the more budget-conscious as well as select designer products for the well-heeled.

Clouds Overhead

Two issues hang over the stock. First, there is the well-known tightening of purse-strings in the recession. Second, many believe department stores have a grim future—or none at all. Indeed, department stores’ market share shrank from 9% in 1997 to 5% in 2007. However, we believe those with a sharp edge, such as those with luxury wares that cater to a wealthier clientele, have the opportunity to not just survive but thrive. Indeed, in the decade ending in 2007, Nordstrom grew at a 6.3% clip, faster than retail in general. We think it can do so again as the country emerges, inevitably, from the recession.

A Model Retailer That is ‘On Sale’

The retail industry is suffering the worst retail and consumer conditions ever, so patient investors should see significant rewards for weathering the storm as normalcy returns. The company exhibits many of the most important attributes we look for in an outstanding retailer: attractive brand, differentiated merchandise, excellent profitability, and well-defined positioning in consumers’ minds. Moreover, it boasts the key traits we seek in all businesses: a healthy balance sheet, conservative management, growth prospects, and a demonstrated track record of prudent capital allocation. A major decline in the stock’s valuation for well-known reasons outside of the company’s control provided us with an excellent entry point for this superior franchise.

Profitability and Presence

Nordstrom is a very well-run company with a healthy financial profile. It has turned around nicely since the early 2000s when it temporarily expanded too aggressively and lost inventory discipline. Since then it has enjoyed a solid run of double-digit operating profitability, cash flow and net income growth. That combination fueled a significant square footage expansion after bottoming hard in the last recession. Management wisely deployed capital to boost profitability and prudently returned capital to shareholders through consistent stock buybacks and dividends. Nordstrom has an attractive return on invested capital which is rare for a capital-intensive retailer in the midst of a growth phase. Furthermore, it only has stores in half of the geographic markets across the US, so it can increase its presence opportunistically.

Macroeconomic Pressure

The market quickly adjusted to the new earnings reality for retailers, reducing estimates and slashing valuation ratios accordingly. In the current recession Nordstrom shares have suffered the worst multiple contraction, estimate cuts, and stock price decline in the last 30 years. While it would appear the estimates have been properly reset to reflect a bleak macroeconomic picture, we believe the stock is oversold, pricing in weak results for a very long time to come. Shares trade near all-time valuation lows, setting up a virtuous cycle: we expect earning estimates and valuation multiples will both rise as the recovery takes hold. Despite nearly tripling from its November 2008 lows, the stock still sits on the bargain shelf. As of March 31, 2009, the company traded at $16.75, a 40% discount to our private market value estimate of $27.80.

Not part of the Semi-Annual Report	Over 25 years of patient investing

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2007	2008	2009	2007	2008	2009	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/09	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Interface, Inc.	IFSIA	2.99	1.45	15.00	0.96	0.82	0.40	3.1	3.6	7.5	189
PrivateBancorp, Inc.	PVTB	14.46	9.08	49.50	0.53	(1.04)	0.16	27.3	NM	90.4	485
Gannett Co., Inc.	GCI	2.20	1.85	31.14	4.56	3.16	1.24	0.5	0.7	1.8	502
Sotheby’s	BID	9.00	6.05	30.18	3.09	0.51	(0.08)	2.9	17.6	NM	606
Meredith Corporation	MDP	16.64	10.60	39.83	3.34	2.72	2.25	5.0	6.1	7.4	748
Jones Lang LaSalle Inc.	JLL	23.26	15.98	90.83	7.64	2.44	3.13	3.0	9.5	7.4	804
Brady Corp.	BRC	17.63	14.39	40.00	2.47	2.22	1.92	7.1	7.9	9.2	925
Janus Capital Group Inc.	JNS	6.65	3.73	36.88	1.08	0.86	0.50	6.2	7.7	13.3	1,050
CB Richard Ellis Group, Inc.	CBG	4.03	2.34	24.50	1.66	0.97	0.62	2.4	4.2	6.5	1,057
Anixter International Inc.	AXE	31.68	20.97	75.07	6.00	5.07	3.90	5.3	6.2	8.1	1,119
City National Corp.	CYN	33.77	22.59	71.50	4.52	2.86	1.22	7.5	11.8	27.7	1,639
Royal Caribbean Cruises Ltd.	RCL	8.01	5.40	35.98	2.82	2.68	1.10	2.8	3.0	7.3	1,705
IDEX Corp.	IEX	21.87	16.67	40.75	1.98	1.67	1.60	11.0	13.1	13.7	1,756
Newell Rubbermaid Inc.	NWL	6.38	4.51	24.08	1.82	1.24	1.01	3.5	5.1	6.3	1,768
Bio-Rad Laboratories, Inc.	BIO	65.90	51.33	109.50	4.29	5.40	5.52	15.4	12.2	11.9	1,800
Black & Decker Corp.	BDK	31.56	20.10	71.23	6.03	5.47	1.94	5.2	5.8	16.3	1,897
Interpublic Group of Cos., Inc.	IPG	4.12	2.57	10.47	0.26	0.52	0.36	15.8	7.9	11.4	1,964
Mohawk Industries, Inc.	MHK	29.87	16.97	80.29	7.40	4.42	2.50	4.0	6.8	11.9	2,044
IMS Health Inc.	RX	12.47	9.63	25.50	1.60	1.73	1.80	7.8	7.2	6.9	2,263
CBS Corp.	CBS	3.84	3.06	25.00	1.98	1.91	0.97	1.9	2.0	4.0	2,576
Constellation Brands, Inc.	STZ	11.90	10.66	23.48	1.50	1.68	1.69	7.9	7.1	7.0	2,603
Tiffany & Co.	TIF	21.56	16.70	49.98	2.42	1.74	1.59	8.9	12.4	13.6	2,670
International Game Technology	IGT	9.22	6.81	41.87	1.43	1.12	0.90	6.4	8.2	10.2	2,725
Markel Corp.	MKL	283.88	208.77	480.00	36.76	22.10	22.61	7.7	12.8	12.6	2,786
Hewitt Associates, Inc.	HEW	29.76	22.78	43.00	(1.43)	2.03	2.55	NM	14.7	11.7	2,794
HCC Insurance Holdings, Inc.	HCC	25.19	14.48	30.00	3.38	2.81	2.65	7.5	9.0	9.5	2,858
Energizer Holdings, Inc.	ENR	49.69	30.36	93.85	5.74	5.98	5.55	8.7	8.3	9.0	2,898
Equifax Inc.	EFX	24.45	19.38	39.95	2.02	2.48	2.32	12.1	9.9	10.5	3,088
Nordstrom, Inc.	JWN	16.75	6.61	38.65	2.88	1.83	1.23	5.8	9.2	13.6	3,608
J.M. Smucker Co.	SJM	37.27	34.09	56.69	3.11	3.48	3.30	12.0	10.7	11.3	4,414
Hospira, Inc.	HSP	30.86	21.21	43.93	2.22	2.58	2.74	13.9	12.0	11.3	4,925

Note: Holdings are as of March 31, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and March 31, 2009 stock price. NM=Not Meaningful.

arielinvestments.com	800.292.7435

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2007	2008	2009	2007	2008	2009	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/09	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Gannett Co., Inc.	GCI	2.20	1.85	31.14	4.56	3.16	1.24	0.5	0.7	1.8	502
Sotheby’s	BID	9.00	6.05	30.18	3.09	0.51	(0.08)	2.9	17.6	NM	606
Jones Lang LaSalle Inc.	JLL	23.26	15.98	90.83	7.64	2.44	3.13	3.0	9.5	7.4	804
Janus Capital Group Inc.	JNS	6.65	3.73	36.88	1.08	0.86	0.50	6.2	7.7	13.3	1,050
CB Richard Ellis Group, Inc.	CBG	4.03	2.34	24.50	1.66	0.97	0.62	2.4	4.2	6.5	1,057
Anixter International Inc.	AXE	31.68	20.97	75.07	6.00	5.07	3.90	5.3	6.2	8.1	1,119
City National Corp.	CYN	33.77	22.59	71.50	4.52	2.86	1.22	7.5	11.8	27.7	1,639
Bio-Rad Laboratories, Inc.	BIO	65.90	51.33	109.50	4.29	5.40	5.52	15.4	12.2	11.9	1,800
Interpublic Group of Cos., Inc.	IPG	4.12	2.57	10.47	0.26	0.52	0.36	15.8	7.9	11.4	1,964
IMS Health Inc.	RX	12.47	9.63	25.50	1.60	1.73	1.80	7.8	7.2	6.9	2,263
CBS Corp.	CBS	3.84	3.06	25.00	1.98	1.91	0.97	1.9	2.0	4.0	2,576
Constellation Brands, Inc.	STZ	11.90	10.66	23.48	1.50	1.68	1.69	7.9	7.1	7.0	2,603
Tiffany & Co.	TIF	21.56	16.70	49.98	2.42	1.74	1.59	8.9	12.4	13.6	2,670
International Game Technology	IGT	9.22	6.81	41.87	1.43	1.12	0.90	6.4	8.2	10.2	2,725
Markel Corp.	MKL	283.88	208.77	480.00	36.76	22.10	22.61	7.7	12.8	12.6	2,786
Hewitt Associates, Inc.	HEW	29.76	22.78	43.00	(1.43)	2.03	2.55	NM	14.7	11.7	2,794
Energizer Holdings, Inc.	ENR	49.69	30.36	93.85	5.74	5.98	5.55	8.7	8.3	9.0	2,898
Equifax Inc.	EFX	24.45	19.38	39.95	2.02	2.48	2.32	12.1	9.9	10.5	3,088
Nordstrom, Inc.	JWN	16.75	6.61	38.65	2.88	1.83	1.23	5.8	9.2	13.6	3,608
Dun & Bradstreet Corp.	DNB	77.00	64.00	98.90	4.90	5.24	5.76	15.7	14.7	13.4	4,104
Laboratory Corp. of America Holdings	LH	58.49	52.93	78.29	4.50	4.99	5.30	13.0	11.7	11.0	6,329
Clorox Co.	CLX	51.48	45.67	65.00	3.32	3.37	4.02	15.5	15.3	12.8	7,157
Omnicom Group Inc.	OMC	23.40	20.09	50.16	2.95	3.17	2.56	7.9	7.4	9.1	7,191
T. Rowe Price Group, Inc.	TROW	28.86	20.09	70.20	2.40	1.82	1.25	12.0	15.9	23.1	7,413
Aflac Inc.	AFL	19.36	10.83	68.81	3.27	3.92	4.69	5.9	4.9	4.1	9,034
Franklin Resources, Inc.	BEN	53.87	37.11	109.00	6.93	5.69	2.96	7.8	9.5	18.2	12,547
Northern Trust Corp.	NTRS	59.82	33.88	88.92	3.24	3.73	3.82	18.5	16.0	15.7	13,356
Thermo Fisher Scientific Inc.	TMO	35.67	26.65	62.77	2.65	3.16	3.19	13.5	11.3	11.2	14,909
Illinois Tool Works Inc.	ITW	30.85	25.60	55.59	3.43	3.08	1.74	9.0	10.0	17.7	15,398
Accenture Ltd	ACN	27.49	25.05	43.04	1.97	2.65	2.67	14.0	10.4	10.3	16,682
Carnival Corp.	CCL	21.60	14.85	43.54	2.98	2.84	2.25	7.2	7.6	9.6	16,999
Hess Corp.	HES	54.20	35.50	137.00	5.97	7.28	0.65	9.1	7.4	83.4	17,676
Dell Inc.	DELL	9.48	7.84	26.04	1.31	1.35	1.05	7.2	7.0	9.0	18,429
Baxter International Inc.	BAX	51.22	47.41	71.53	2.86	3.42	3.80	17.9	15.0	13.5	31,551

Note: Holdings are as of March 31, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and March 31, 2009 stock price. NM=Not Meaningful.

Not part of the Semi-Annual Report	Over 25 years of patient investing

Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2007	2008	2009	2007	2008	2009	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/09	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

IMS Health Inc.	RX	12.47	9.63	25.50	1.60	1.73	1.80	7.8	7.2	6.9	2,263
Tiffany & Co.	TIF	21.56	16.70	49.98	2.42	1.74	1.59	8.9	12.4	13.6	2,670
Omnicom Group Inc.	OMC	23.40	20.09	50.16	2.95	3.17	2.56	7.9	7.4	9.1	7,191
Aflac Inc.	AFL	19.36	10.83	68.81	3.27	3.92	4.69	5.9	4.9	4.1	9,034
Tyco International Ltd.	TYC	19.56	15.17	47.95	2.15	2.97	2.34	9.1	6.6	8.4	9,258
Franklin Resources, Inc.	BEN	53.87	37.11	109.00	6.93	5.69	2.96	7.8	9.5	18.2	12,547
Waste Management, Inc.	WMI	25.60	22.10	39.25	2.25	2.21	2.05	11.4	11.6	12.5	12,563
Illinois Tool Works Inc.	ITW	30.85	25.60	55.59	3.43	3.08	1.74	9.0	10.0	17.7	15,398
American Express Company	AXP	13.63	9.71	52.63	3.39	2.43	0.60	4.0	5.6	22.7	15,811
eBay, Inc.	EBAY	12.56	9.91	33.47	1.53	1.71	1.43	8.2	7.3	8.8	16,102
Accenture Ltd	ACN	27.49	25.05	43.04	1.97	2.65	2.67	14.0	10.4	10.3	16,682
Covidien Ltd.	COV	33.24	27.27	57.00	2.72	2.98	3.00	12.2	11.2	11.1	16,749
Carnival Corp.	CCL	21.60	14.85	43.54	2.98	2.84	2.25	7.2	7.6	9.6	16,999
Hess Corp.	HES	54.20	35.50	137.00	5.97	7.28	0.65	9.1	7.4	83.4	17,676
Dell Inc.	DELL	9.48	7.84	26.04	1.31	1.35	1.05	7.2	7.0	9.0	18,429
UBS AG	UBS	9.43	7.04	35.75	(2.49)	(3.84)	1.15	NM	NM	8.2	27,070
Walt Disney Co.	DIS	18.16	15.14	35.02	2.01	2.10	1.57	9.0	8.6	11.6	33,046
JPMorgan Chase & Co.	JPM	26.58	14.96	50.63	4.38	1.51	1.57	6.1	17.6	16.9	99,218
Toyota Motor Corp.	TM	63.30	55.41	106.82	9.97	0.52	0.15	6.3	121.7	422.0	99,265
International Business Machines Corp.	IBM	96.89	69.50	130.93	7.13	8.89	9.05	13.6	10.9	10.7	129,745
Berkshire Hathaway Inc.	BRK.B	2820.00	2241.00	4700.00	207.73	207.40	205.63	13.6	13.6	13.7	134,298
Johnson & Johnson	JNJ	52.60	46.25	72.76	4.35	4.75	4.75	12.1	11.1	11.1	145,659
Exxon Mobil Corporation	XOM	68.10	56.51	96.12	7.28	8.47	4.25	9.4	8.0	16.0	338,866

Note: Holdings are as of March 31, 2009. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and March 31, 2009 stock price. NM=Not Meaningful.

arielinvestments.com	800.292.7435

Ariel Fund Portfolio Management Discussion (ARGFX)

For the quarter ended March 31, 2009, Ariel Fund fell -16.1%, while the Russell 2500 Value Index dropped -16.3% and the Russell 2500 Index slid -11.4%. For the six months ended March 31, 2009, Ariel Fund lost -44.9%. Over the same period, the Russell 2500 Value Index dropped -37.1% and the Russell 2500 Index fell -34.7%.

Performance Drivers

Over the past six months, two key factors drove the fund’s underperformance. First, as dedicated contrarians attracted to high-quality companies that dwell under well-acknowledged clouds, we hold a bevy of consumer discretionary names. The market’s pessimism in this tough economy did not budge, causing short-term underperformance of the specific firms we hold. Meanwhile, we tend to avoid areas where developing and defending a niche is difficult, keeping us clear of the relatively buoyant utilities area.

During the past two quarters, some of our stocks suffered. Newspaper company Gannett Co., Inc. lost -86.2%. Ad revenues continued their fall, and the market is concerned about the company’s debt. We think the market is overly pessimistic about its financing. Gannett should be able to service its debt in 2009 and 2010 (with revolving credit if necessary), and not have to refinance until 2011 or even 2012. By that time the economy will likely recover, boosting the firm’s fortunes. Cruiseline Royal Caribbean Cruises Ltd dropped -61.4%. There too, the market is worried about the effect of a recession on the company as well as debt. To our minds, Royal’s sales and margins are holding up well given the environment, and the debt concerns price in a truly doomsday scenario unlikely to materialize.

On the other hand, some holdings held up relatively well. Upscale department store Nordstrom, Inc. fell -2.4% in the six-month period, based on strong relative results. Most retailers, including close peers Saks Inc. and Neiman Marcus, saw awful results in the first quarter of 2009, but Nordstrom held up much better. While Nordstrom may experience soft short-term results, its sturdy financial standing, excellent merchandizing, and unparalleled reputation for customer service make it a superior company. HCC Insurance Holdings lost just -5.8% over the same stretch while many financial stocks dropped sharply. HCC’s conservative tendencies carried the day. While many peers watched the stocks or bonds in their portfolios drop sharply, HCC’s risk-averse fixed-income portfolio held up quite well.

Coming & Goings

During the quarter, we did not purchase any new positions in Ariel Fund. However, we sold Wilmington Trust Corporation (NYSE: WL) to pursue more compelling opportunities, and we exited our position in McClatchy Co. (NYSE: MNI) because its market capitalization fell below the range we prefer for the portfolio.

The Patient Investor

The last decade has been unusual for domestic stocks, with the S&P 500 Index losing -3.0% annually. Ariel Fund held up better, posting a +0.5% annualized gain. It did not, however, keep pace with its benchmarks as the Russell 2500 Value Index rose +4.7% annually and the Russell 2500 Index returned +3.3% annually. In our view, for much of the past decade neither a disciplined approach to valuation nor an emphasis on quality has been as important as it should be. We believe that will change substantially going forward.

arielinvestments.com

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

COMPOSITION OF EQUITY HOLDINGS

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Consumer discretionary & services	37.8%	11.8%	16.4%	11.6%
Financial services	19.0%	32.8%	20.8%	11.3%
Health care	13.2%	6.0%	14.1%	15.2%
Materials & processing	13.1%	10.4%	9.3%	4.1%
Consumer staples	9.5%	3.4%	3.3%	10.1%
Technology	4.0%	8.3%	11.4%	16.3%
Producer durables	3.4%	6.8%	8.5%	5.7%
Integrated oils	0.0%	0.3%	0.3%	8.5%
Other energy	0.0%	2.6%	4.1%	4.5%
Autos & transportation	0.0%	3.2%	3.4%	2.5%
Utilities	0.0%	14.1%	8.0%	8.2%
Other	0.0%	0.4%	0.3%	2.1%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.8%
Cash, Other Assets & Liabilities	1.2%

Expense Ratio

As of 9/30/2008	1.07%

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2009

	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-16.10%	-51.10%	-24.19%	-11.49%	0.54%	7.93%
Russell 2500 Value Index	-16.32%	-38.66%	-16.89%	-4.79%	4.73%	9.10%
Russell 2500 Index	-11.43%	-38.23%	-15.98%	-4.45%	3.33%	8.23%
S&P 500 Index	-11.01%	-38.09%	-13.06%	-4.76%	-3.00%	7.83%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

	TOP TEN EQUITY HOLDINGS

1	Janus Capital Group Inc.	4.8%
	Diversified asset management company

2	Hospira, Inc.	4.6%
	Diversified health care manufacturer

3	Jones Lang LaSalle Inc.	4.5%
	Real estate services and money management firm

4	Hewitt Associates, Inc.	4.4%
	Human resources outsourcing and consulting firm

5	Royal Caribbean Cruises Ltd.	4.2%
	Worldwide cruise company

6	Equifax Inc.	4.2%
	Provider of consumer and commercial credit information

7	IMS Health Inc.	4.2%
	Provider of health care data

8	Bio-Rad Laboratories, Inc.	4.2%
	Manufacturer of clinical diagnostics, instruments and systems

9	CB Richard Ellis Group, Inc.	4.1%
	Global commercial real estate services company

10	Anixter International Inc.	3.9%
	Global distributor of communication products, wire, cable and fasteners

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800.292.7435

Ariel Fund Schedule of Investments	March 31, 2009 (unaudited)

Number of Shares	COMMON STOCKS—98.76%	Cost	Market Value

	Consumer Discretionary & Services—37.36%
230,800	Black & Decker Corp.	$16,276,574	$7,284,048
7,246,600	CBS Corp., Class B	38,537,337	27,826,944
10,294,739	Gannett Co., Inc.	114,803,321	22,648,426
1,279,913	Hewitt Associates, Inc., Class A(a)	29,689,147	38,090,211
3,240,025	International Game Technology	31,900,652	29,873,030
7,020,322	Interpublic Group of Cos., Inc.(a)	52,764,553	28,923,727
1,160,071	Meredith Corporation	24,852,975	19,303,581
293,948	Mohawk Industries, Inc. (a)	19,057,761	8,780,227
3,221,957	Newell Rubbermaid Inc.	69,905,682	20,556,086
1,877,775	Nordstrom, Inc.	28,467,916	31,452,731
4,542,356	Royal Caribbean Cruises Ltd.	113,452,505	36,384,271
2,128,992	Sotheby’s	54,179,599	19,160,928
1,498,206	Tiffany & Co.	54,029,690	32,301,321
		647,917,712	322,585,531
	Consumer Staples—9.39%
2,299,938	Constellation Brands, Inc., Class A(a)	42,038,994	27,369,262
513,854	Energizer Holdings, Inc.(a)	9,153,150	25,533,405
755,338	J.M. Smucker Co.	24,441,577	28,151,447
		75,633,721	81,054,114
	Financial Services—18.80%
842,926	City National Corp.	55,277,300	28,465,611
1,483,355	Equifax Inc.	54,888,635	36,268,030
666,965	HCC Insurance Holdings, Inc.	6,651,584	16,800,848
6,166,603	Janus Capital Group Inc.	59,889,792	41,007,910
62,116	Markel Corp.(a)	11,288,704	17,633,490
1,536,332	PrivateBancorp, Inc.	24,595,447	22,215,361
		212,591,462	162,391,250
	Health Care—12.99%
547,234	Bio-Rad Laboratories, Inc., Class A(a)	30,293,327	36,062,721
1,294,001	Hospira, Inc.(a)	45,697,455	39,932,871
2,904,045	IMS Health Inc.	66,345,737	36,213,441
		142,336,519	112,209,033
	Materials & Processing—12.94%
1,595,303	Brady Corp., Class A	22,763,595	28,125,192
8,771,657	CB Richard Ellis Group, Inc.(a)	100,133,335	35,349,778
3,243,058	Interface, Inc., Class A(b)	34,840,416	9,696,743
1,657,473	Jones Lang LaSalle Inc.	29,674,278	38,552,822
		187,411,624	111,724,535
	Producer Durables—3.33%
1,315,811	IDEX Corp.	15,542,024	28,776,787

	Technology—3.95%
1,075,150	Anixter International Inc.(a)	24,014,628	34,060,752

	Total Common Stocks	1,305,447,690	852,802,002

Principal Amount	REPURCHASE AGREEMENT—2.32%	Cost	Market Value

$20,051,318	Fixed Income Clearing Corporation, 0.01%, dated 3/31/2009, due 4/1/2009, repurchase price $20,051,323, (collateralized by Federal National Mortgage Assoc., 5.625%-5.850%, due 8/17/2017-9/18/2017)	$20,051,318	$20,051,318
	Total Investments—101.08%	$1,325,499,008	872,853,320
	Liabilities less Other Assets—(1.08%)		(9,296,520)
	NET ASSETS—100.00%		$863,556,800

(a)	Non-income producing.
(b)	Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

Ariel Appreciation Fund Portfolio Management Discussion (CAAPX)

For the quarter ended March 31, 2009, Ariel Appreciation Fund fell -11.9%, while the Russell Midcap Value Index dropped -14.7% and the Russell Midcap Index slid -9.0%. For the six months ended March 31, 2009, Ariel Appreciation Fund dropped -38.2%. Over the same period, the Russell Midcap Value Index dropped -37.9% and the Russell Midcap Index slid -33.8%.

Performance Drivers

Over the past six months, two key factors counterbalanced each other to keep the fund in line with its value index. First, we usually avoid areas where developing and defending a niche is hard, keeping us clear of the relatively buoyant utilities area. That said, our selection of niche players with durable competitive advantages in the financial services area drove outperformance, allowing us to make up ground.

During the past two quarters, some of our stocks suffered. Newspaper company Gannett Co., Inc. lost -86.2%. Ad revenues continued their fall, and the market is concerned about the company’s debt. We think the market is overly pessimistic about its financing. Gannett should be able to service its debt in 2009 and 2010 (with revolving credit if necessary), and not have to refinance until 2011 or even 2012. Diversified media company CBS lost -72.11% for similar reasons. The market frets about its ad revenues and credit standing. It took the company’s dividend cut from $0.27 to $0.05 per share as bad news. In a difficult economy, however, slashing a dividend to preserve cash is rational. We believe as the economy recovers, both firms’ results will improve and the market will take notice.

On the other hand, some holdings held up relatively well. Upscale department store Nordstrom, Inc. fell -2.4% in the six-month period, based on strong relative results. Most retailers, including close peers Saks Inc. and Neiman Marcus, saw awful results in the first quarter of 2009, but Nordstrom held up better. While Nordstrom may experience soft short-term results, its sturdy financial standing, excellent merchandizing, and unparalleled reputation for customer service make it a superior company.

While integrated oil companies in the Russell Midcap Value Index fell -20.72%, Hess Corp. only fell -5.9% from the time we purchased it for the Ariel Appreciation Fund. A substantial part of our thesis for the holding relates to the amount of proven oil fields which Hess has already found. Specifically, while many oil companies must explore to boost their reserves, Hess already owns significant potential reserves, as evidenced by their 40% share in a large reserve off the coast of Brazil.

Coming & Goings

We purchased Aflac Inc. and Dell Inc., both of which are current holdings in our large cap fund, after the stock price fell within the market cap range of our mid cap fund. We also bought Bio-Rad Laboratories, Inc., which is a current holding in Ariel Fund, after the stock price rose within the market cap range of our mid cap portfolio. We exited our position in HCC Insurance Holdings, Inc. during the quarter to pursue more compelling opportunities.

The Patient Investor

The last decade has been unusual for domestic stocks, with the S&P 500 Index losing -3.0% annually. Ariel Appreciation Fund held up better, posting a +0.5% annualized gain. It did not, however, keep pace with its benchmarks as the Russell Midcap Value Index rose +3.1% annually and the Russell Midcap Index returned +2.3% annually. In our view, for much of the past decade neither a disciplined approach to valuation nor an emphasis on quality has been as important as it should be. We believe that will change substantially going forward.

800.292.7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Consumer discretionary & services	36.2%	12.0%	17.3%	11.6%
Financial services	27.1%	28.6%	17.4%	11.3%
Health care	14.2%	5.3%	9.7%	15.2%
Materials & processing	7.3%	8.7%	8.7%	4.1%
Technology	6.6%	5.9%	11.5%	16.3%
Consumer staples	5.3%	8.1%	5.6%	10.1%
Integrated oils	2.0%	0.3%	0.8%	8.5%
Producer durables	1.3%	5.8%	9.1%	5.7%
Other energy	0.0%	3.8%	5.8%	4.5%
Autos & transportation	0.0%	2.5%	2.7%	2.5%
Utilities	0.0%	18.6%	11.0%	8.2%
Other	0.0%	0.6%	0.5%	2.1%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.7%
Cash, Other Assets & Liabilities	1.3%

Expense Ratio

As of 9/30/2008	1.19%

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2009

	1st	1	3	5	10	Life
	Quarter	Year	Year	Year	Year	of Fund
Ariel Appreciation Fund	-11.85%	-42.45%	-17.52%	-8.50%	0.45%	7.27%
Russell Midcap Value Index	-14.68%	-42.51%	-16.68%	-3.81%	3.13%	8.53%
Russell Midcap Index	-8.98%	-40.81%	-15.53%	-3.53%	2.27%	8.32%
S&P 500 Index	-11.01%	-38.09%	-13.06%	-4.76%	-3.00%	6.67%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

	TOP TEN EQUITY HOLDINGS

1	Hewitt Associates, Inc.	4.5%
	Human resources outsourcing and consulting firm

2	Carnival Corp.	4.0%
	Worldwide cruise company

3	Janus Capital Group Inc.	4.0%
	Diversified asset management company

4	IMS Health Inc.	4.0%
	Provider of health care data

5	Accenture Ltd	3.8%
	Global management consulting, technology services and outsourcing firm

6	Northern Trust Corp.	3.8%
	Global private wealth and institutional trust company

7	International Game Technology	3.6%
	Global computerized gaming equipment company

8	CB Richard Ellis Group, Inc.	3.6%
	Global commercial real estate services company

9	CBS Corp.	3.6%
	Mass media company

10	Interpublic Group of Cos., Inc.	3.6%
	Global advertising conglomerate

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com

Ariel Appreciation Fund Schedule of Investments	March 31, 2009 (unaudited)

Number of Shares	COMMON STOCKS—98.67%	Cost	Market Value

	Consumer Discretionary & Services—35.74%
1,035,600	Accenture Ltd, Class A	$14,557,851	$28,468,644
1,412,950	Carnival Corp.	44,062,954	30,519,720
7,018,700	CBS Corp., Class B	104,703,840	26,951,808
9,182,000	Gannett Co., Inc.	144,726,262	20,200,400
1,130,900	Hewitt Associates, Inc., Class A(a)	30,175,505	33,655,584
2,985,100	International Game Technology	49,487,284	27,522,622
6,519,175	Interpublic Group of Cos., Inc.(a)	42,015,837	26,859,001
1,266,600	Nordstrom, Inc.	19,168,745	21,215,550
789,800	Omnicom Group Inc.	21,180,835	18,481,320
1,214,700	Sotheby’s	32,259,347	10,932,300
1,138,900	Tiffany & Co.	39,312,538	24,554,684
		541,650,998	269,361,633
	Consumer Staples—5.21%
170,172	Clorox Co.	4,924,384	8,760,455
1,568,800	Constellation Brands, Inc., Class A(a)	27,591,050	18,668,720
237,600	Energizer Holdings, Inc.(a)	10,721,583	11,806,344
		43,237,017	39,235,519
	Financial Services—26.76%
1,225,800	Aflac Inc.	23,890,692	23,731,488
668,100	City National Corp.	44,798,442	22,561,737
217,622	Dun & Bradstreet Corp.	3,795,464	16,756,894
986,400	Equifax Inc.	19,866,827	24,117,480
480,400	Franklin Resources, Inc.	17,008,138	25,879,148
4,517,000	Janus Capital Group Inc.	40,122,901	30,038,050
45,600	Markel Corp.(a)	16,373,136	12,944,928
475,900	Northern Trust Corp.	13,729,278	28,468,338
594,700	T. Rowe Price Group, Inc.	10,357,647	17,163,042
		189,942,525	201,661,105
	Health Care—13.99%
432,550	Baxter International Inc.	8,395,583	22,155,211
153,325	Bio-Rad Laboratories, Inc., Class A(a)	9,561,393	10,104,117
2,406,060	IMS Health Inc.	35,636,941	30,003,568
341,900	Laboratory Corp. of America Holdings(a)	22,902,825	19,997,731
648,454	Thermo Fisher Scientific Inc.(a)	7,984,898	23,130,354
		84,481,640	105,390,981
	Integrated Oils—1.97%
273,900	Hess Corp.	13,272,593	14,845,380

	Materials & Processing—7.16%
6,808,150	CB Richard Ellis Group, Inc.(a)	79,672,146	27,436,845
1,139,400	Jones Lang LaSalle Inc.	82,937,832	26,502,444
		162,609,978	53,939,289
	Producer Durables—1.29%
316,450	Illinois Tool Works Inc.	16,356,253	9,762,483

	Technology—6.55%
786,300	Anixter International Inc.(a)	48,471,627	24,909,984
2,581,000	Dell Inc.(a)	25,453,609	24,467,880
		73,925,236	49,377,864

	Total Common Stocks	1,125,476,240	743,574,254

Principal Amount	REPURCHASE AGREEMENT—1.87%	Cost	Market Value

$14,069,444	Fixed Income Clearing Corporation, 0.01%, dated 3/31/2009, due 4/1/2009, repurchase price $14,069,448, (collateralized by Federal National Mortgage Assoc., 5.85%, due 8/17/2017)	$14,069,444	$14,069,444
	Total Investments—100.54%	$1,139,545,684	757,643,698
	Liabilities less Other Assets—(0.54%)		(4,086,727)
	NET ASSETS—100.00%		$753,556,971

(a)	Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

800.292.7435

Ariel Focus Fund Portfolio Management Discussion (ARFFX)

For the quarter ended March 31, 2009, Ariel Focus Fund fell -15.3%, while the Russell 1000 Value Index dropped -16.8% and the Russell 1000 Index slid -10.5%. For the six months ended March 31, 2009, Ariel Focus Fund slid -38.0%. Over the same period, the Russell 1000 Value Index lost -35.2% and the Russell 1000 Index fell -30.6%.

Performance Drivers

Over the past six months, two key factors explain the fund’s modest underperformance. First, we have found it relatively difficult to find high-quality holdings in the energy and utilities areas, which held up quite well recently. On the other hand, our conscious decision to be cautious in the financial services area kept the fund somewhat insulated from continued losses in that sector.

During the past two quarters, some of our stocks suffered. Insurance company Aflac Inc. lost -66.4% due to worries over the hybrid securities, which combine debt and equity components, in its portfolio. Those holdings comprise just less than 15% of the portfolio, so losses on them would not cripple the firm. We think a worst-case scenario is unlikely and prefer to focus on the firm’s core business. Aflac continues to have a massive durable advantage in its key product line, supplemental health care, and in its primary market, Japan. Berkshire Hathaway lost -35.8% during the last six months. During that time investors have worried about Warren Buffett’s company for a number of reasons including light short-term earnings, falling portfolio values, derivatives exposure, and even the firm’s creditworthiness. The source of the company’s values are in its remarkable financial strength, its ongoing ability to allocate capital well, its organic diversification of revenue streams, and its continually rational approach to underwriting and pricing insurance. With those intact, we believe the market considerably underestimates the value of the enterprise.

On the other hand, some holdings held up relatively well. Integrated oil company Hess Corp. gained +10.7% from the time we purchased it within the Ariel Focus Fund, propelled by a potentially large oil find. While many integrated oil stocks have fallen, Hess has a 40% share in a large reserve off the coast of Brazil where oil has been discovered. A significant part of our thesis for the holding is that while many companies must explore to boost their reserves, Hess already owns significant potential reserves. International Business Machines Corp. lost just -16.2% in the six-month period, building momentum after a solid earnings report in January 2009. The company’s net income rose +12% in the final quarter of 2008 and its forward earnings guidance was better than expected. The firm kept long-standing customers in place and also has managed to win new business even in this difficult environment. Its financial strength, famed efficiency, and broad regional and industry exposure make it well-positioned in good times and bad.

Coming & Goings

During the quarter, we purchased two new holdings. ExxonMobil Corporation is the largest and most diversified integrated oil company, which in volatile periods grants it greater stability and allows it to be more opportunistic than its peers. As the commodity bubble popped and oil prices plummeted, Exxon’s valuation fell to an attractive level, so we added the position. Another new position, Waste Management, Inc., is a previous Ariel holding. We purchased this leading provider of comprehensive waste management services once the stock price dropped to an appealing entry level. We sold Black & Decker Corp. to pursue more compelling opportunities and exited our position in USG Corp. because of its weakening fundamentals and deteriorating financial standing.

arielinvestments.com

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index
Consumer discretionary & services	27.4%	9.0%	12.3%	11.6%
Health care	16.6%	14.4%	14.6%	15.2%
Financial services	16.0%	20.7%	12.2%	11.3%
Producer durables	13.4%	4.1%	6.0%	5.7%
Technology	9.9%	2.6%	15.7%	16.3%
Integrated oils	6.4%	13.9%	7.7%	8.5%
Other	5.6%	3.1%	1.9%	2.1%
Autos & transportation	4.7%	1.5%	2.3%	2.5%
Materials & processing	0.0%	4.3%	4.8%	4.1%
Consumer staples	0.0%	8.2%	9.5%	10.1%
Other energy	0.0%	3.3%	4.7%	4.5%
Utilities	0.0%	14.8%	8.1%	8.2%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.5%
Cash, Other Assets & Liabilities	1.5%

Expense Ratio

Net	1.25	%*
Gross	1.61	%*

*As of 9/30/08 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2010. After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2009

	1st	1	3	Life
	Quarter	Year	Year	of Fund
Ariel Focus Fund	-15.28%	-42.10%	-16.12%	-11.50%
Russell 1000 Value Index	-16.77%	-42.42%	-15.40%	-10.09%
Russell 1000 Index	-10.46%	-38.27%	-13.24%	-8.38%
S&P 500 Index	-11.01%	-38.09%	-13.06%	-8.40%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUITY HOLDINGS

1	Johnson & Johnson	6.4%
	Diversified health care and consumer products company

2	IMS Health Inc.	6.0%
	Provider of health care data

3	Dell Inc.	5.7%
	Global computer and technology provider

4	Illinois Tool Works Inc.	5.7%
	Manufacturer of engineered products and speciality systems

5	Berkshire Hathaway Inc.	5.6%
	Global insurance and investment firm

6	Accenture Ltd	5.5%
	Global management consulting, technology services and outsourcing firm

7	eBay, Inc.	5.3%
	Leading provider of online market-place and eCommerce services

8	Carnival Corp.	4.7%
	Worldwide cruise company

9	Omnicom Group Inc.	4.6%
	Global advertising and marketing services company

10	Toyota Motor Corp.	4.6%
	Global auto manufacturer

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

800.292.7435

Ariel Focus Fund Schedule of Investments	March 31, 2009 (unaudited)

Number of Shares	COMMON STOCKS—98.48%	Cost	Market Value

	Autos & Transportation—4.59%
16,600	Toyota Motor Corp., ADR	$1,547,370	$1,050,780

	Consumer Discretionary & Services—26.93%
45,800	Accenture Ltd, Class A	1,220,060	1,259,042
49,400	Carnival Corp.	1,964,380	1,067,040
96,300	eBay, Inc. (a)	1,835,714	1,209,528
45,500	Omnicom Group Inc.	1,922,460	1,064,700
36,500	Tiffany & Co.	1,344,561	786,940
42,600	Walt Disney Co.	1,196,606	773,616
		9,483,781	6,160,866
	Financial Services—15.78%
48,900	Aflac Inc.	2,133,229	946,704
43,000	American Express Company	1,358,742	586,090
15,000	Franklin Resources, Inc.	1,312,108	808,050
29,900	JPMorgan Chase & Co.	1,186,580	794,742
50,220	UBS AG (a)	2,529,427	473,575
		8,520,086	3,609,161
	Health Care—16.31%
26,975	Covidien Ltd.	948,403	896,649
109,200	IMS Health Inc.	2,118,063	1,361,724
28,000	Johnson & Johnson	1,749,252	1,472,800
		4,815,718	3,731,173
	Integrated Oils—6.33%
12,500	Exxon Mobil Corporation	977,227	851,250
11,000	Hess Corp.	533,728	596,200
		1,510,955	1,447,450
	Other—5.56%
451	Berkshire Hathaway Inc., Class B (a)	1,334,840	1,271,820

	Producer Durables—13.21%
42,100	Illinois Tool Works Inc.	2,097,890	1,298,785
47,575	Tyco International Ltd.	1,778,660	930,567
31,000	Waste Management, Inc.	756,957	793,600
		4,633,507	3,022,952
	Technology—9.77%
138,800	Dell Inc. (a)	2,883,156	1,315,824
9,500	International Business Machines Corp.	735,969	920,455
		3,619,125	2,236,279

	Total Common Stocks	35,465,382	22,530,481

Principal Amount	REPURCHASE AGREEMENT—1.25%	Cost	Market Value

$286,367	Fixed Income Clearing Corporation, 0.01%, dated 3/31/2009, due 4/1/2009, repurchase price $286,367, (collateralized by Federal National Mortgage Assoc., 5.625%, due 9/18/2017)	$286,367	$286,367
	Total Investments—99.73%	$35,751,749	22,816,848
	Other Assets less Liabilities—0.27%		62,356
	NET ASSETS—100.00%		$22,879,204

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com

Statements of Assets & Liabilities	March 31, 2009 (unaudited)

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,270,607,274, $1,125,476,240 and $35,465,382, respectively)	$843,105,259	$743,574,254	$22,530,481
Investments in affiliated issuers, at value (cost $34,840,416)	9,696,743	—	—
Repurchase agreements, at value (cost $20,051,318, $14,069,444 and $286,367, respectively)	20,051,318	14,069,444	286,367
Receivable for fund shares sold	423,479	323,909	25,255
Receivable for securities sold	3,381,254	2,922,019	426,800
Dividends and interest receivable	1,684,415	1,522,214	34,177
Prepaid and other assets	72,820	1,411,096	13,179
Total assets	878,415,288	763,822,936	23,316,259

Liabilities:
Payable for securities purchased	12,291,928	8,501,950	404,092
Payable for fund shares redeemed	1,827,662	1,179,559	5,515
Other liabilities	738,898	584,456	27,448
Total liabilities	14,858,488	10,265,965	437,055
Net Assets	$863,556,800	$753,556,971	$22,879,204

Net Assets Consist of:
Paid-in capital	$1,889,617,652	$1,182,381,541	$40,974,346
Undistributed net investment income	612,721	2,158,510	23,978
Accumulated net realized loss on investment transactions	(574,027,885)	(49,081,094)	(5,184,219)
Net unrealized depreciation on investments	(452,645,688)	(381,901,986)	(12,934,901)
Total net assets	$863,556,800	$753,556,971	$22,879,204

Total net assets	$863,556,800	$753,556,971	$22,879,204

Shares outstanding (no par value)	43,603,165	39,253,989	3,816,734

Net asset value, offering and redemption price per share	$19.80	$19.20	$5.99

The accompanying notes are an integral part of the financial statements.

800.292.7435

Statements of Operations	Six Months Ended March 31, 2009 (unaudited)

			Ariel	Ariel
	Ariel		Appreciation	Focus
	Fund		Fund	Fund
Investment Income:
Dividends
Unaffiliated Issuers	$11,325,198		$10,796,759	$310,537 (a)
Affiliated Issuers	90,746	(b)	—	—
Interest	3,450		2,832	366
Total investment income	11,419,394		10,799,591	310,903

Expenses:
Management fees	3,211,210		3,205,992	97,859
Distribution fees	1,296,632		1,102,762	32,620
Shareholder service fees	643,217		530,972	7,677
Transfer agent fees and expenses	476,168		340,415	32,186
Trustees’ fees and expenses	138,821		113,012	34,378
Printing and postage expenses	110,360		104,670	7,878
Professional fees	47,580		42,832	22,290
Custody fees and expenses	27,818		21,295	2,241
Federal and state registration fees	22,006		20,322	10,316
Interest expense	20,324		29,315	11
Miscellaneous expenses	98,720		64,468	3,371
Total expenses before reimbursements	6,092,856		5,576,055	250,827
Expense reimbursements	—		—	(87,716)
Net expenses	6,092,856		5,576,055	163,111
Net investment income	5,326,538		5,223,536	147,792

Realized and unrealized loss:
Net realized loss on investments and foreign currency translations
Unaffiliated Issuers	(354,903,472)		(23,211,631)	(3,981,768)
Affiliated Issuers	(74,110,022	)(b)	—	—
Change in net unrealized depreciation on investments and foreign currency translations	(375,576,165)		(529,147,178)	(10,463,602)
Net loss on investments	(804,589,659)		(552,358,809)	(14,445,370)
Net decrease in net assets resulting from operations	$(799,263,121)		$(547,135,273)	$(14,297,578)

(a)  Net of $2,601 in foreign tax withheld.

(b)  See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

Statements of Changes in Net Assets	March 31, 2009 (unaudited)

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended		Six Months Ended
	March 31, 2009	Year Ended	March 31, 2009	Year Ended
	(unaudited)	September 30, 2008	(unaudited)	September 30, 2008
Operations:
Net investment income	$5,326,538	$21,827,226	$5,223,536	$7,389,533
Net realized gain (loss) on investments and foreign currency translations	(429,013,494)	(135,366,003)	(23,211,631)	121,253,985
Change in net unrealized depreciation on investments and foreign currency translations	(375,576,165)	(814,452,102)	(529,147,178)	(573,815,351)
Net decrease in net assets from operations	(799,263,121)	(927,990,879)	(547,135,273)	(445,171,833)

Distributions to shareholders:
Net investment income	(17,409,180)	(11,015,385)	(7,803,099)	(11,483,580)
Capital gains	—	(318,392,871)	(117,944,550)	(209,771,457)
Total distributions	(17,409,180)	(329,408,256)	(125,747,649)	(221,255,037)

Share transactions:
Shares issued	85,971,612	406,353,176	62,189,595	191,202,974
Shares issued in reinvestment of dividends and distributions	16,584,356	283,867,618	120,824,738	212,808,158
Shares redeemed	(267,905,038)	(1,562,289,778)	(216,222,915)	(730,610,034)
Net decrease from share transactions	(165,349,070)	(872,068,984)	(33,208,582)	(326,598,902)

Total decrease in net assets	(982,021,371)	(2,129,468,119)	(706,091,504)	(993,025,772)

Net Assets:
Beginning of year	1,845,578,171	3,975,046,290	1,459,648,475	2,452,674,247
End of period	$863,556,800	$1,845,578,171	$753,556,971	$1,459,648,475
Undistributed net investment income included in net assets at end of period	$612,721	$12,703,638	$2,158,510	$4,738,073

Capital share transactions:
Shares sold	3,872,317	9,278,100	2,885,950	4,560,171
Shares reinvested	752,466	5,953,012	6,242,697	4,821,806
Shares redeemed	(11,538,728)	(37,511,694)	(9,981,877)	(17,694,449)
Net decrease in shares outstanding	(6,913,945)	(22,280,582)	(853,230)	(8,312,472)

The accompanying notes are an integral part of the financial statements.

800.292.7435

Statements of Changes in Net Assets (continued)	March 31, 2009 (unaudited)

	Ariel Focus Fund
	Six Months Ended
	March 31, 2009	Year Ended
	(unaudited)	September 30, 2008
Operations:
Net investment income	$147,792	$151,015
Net realized loss on investments and foreign currency translations	(3,981,768)	(1,140,877)
Change in net unrealized depreciation on investments and foreign currency translations	(10,463,602)	(6,216,324)
Net decrease in net assets from operations	(14,297,578)	(7,206,186)

Distributions to shareholders:
Net investment income	(212,065)	(157,966)
Capital gains	—	(971,843)
Total distributions	(212,065)	(1,129,809)

Share transactions:
Shares issued	3,620,823	8,928,994
Shares issued in reinvestment of dividends and distributions	182,172	973,907
Shares redeemed	(4,285,327)	(6,970,474)
Net decrease from share transactions	(482,332)	2,932,427

Total decrease in net assets	(14,991,975)	(5,403,568)

Net Assets:
Beginning of year	37,871,179	43,274,747
End of period	$22,879,204	$37,871,179
Undistributed net investment income included in net assets at end of period	$23,978	$88,632

Capital share transactions:
Shares sold	529,665	829,292
Shares reinvested	26,829	87,771
Shares redeemed	(627,798)	(655,962)
Net decrease in shares outstanding	(71,304)	261,101

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

Financial Highlights For a share outstanding throughout each period	March 31, 2009 (unaudited)

	Six Months
	Ended
	March 31, 2009		Year Ended September 30
Ariel Fund	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of year	$36.53		$54.60	$52.00	$54.55	$50.62	$40.84
Income from investment operations:
Net investment income	0.14		0.36	0.03	0.09	0.04	0.02
Net realized and unrealized gains (losses) on investments	(16.49)		(13.78)	5.97	0.99	5.70	9.76
Total from investment operations	(16.35)		(13.42)	6.00	1.08	5.74	9.78

Distributions to shareholders:
Dividends from net investment income	(0.38)		(0.15)	—	(0.15)	(0.02)	—
Distributions from capital gains	—		(4.50)	(3.40)	(3.48)	(1.79)	—
Total distributions	(0.38)		(4.65)	(3.40)	(3.63)	(1.81)	—
Net asset value, end of period	$19.80		$36.53	$54.60	$52.00	$54.55	$50.62
Total return	(44.86	)%(a)	(26.55)%	11.97%	2.16%	11.54%	23.95%

Supplemental data and ratios:
Net assets, end of period, in thousands	$863,557		$1,845,578	$3,975,046	$4,280,965	$5,017,851	$3,387,346
Ratio of expenses to average net assets	1.18	%(b)	1.07%	1.03%	1.07%	1.03%	1.07%
Ratio of net investment income to average net assets	1.03	%(b)	0.76%	0.05%	0.19%	0.08%	0.06%
Portfolio turnover rate	22	%(a)	24%	25%	28%	19%	16%

(a)	Not annualized.
(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435

Financial Highlights For a share outstanding throughout each period (continued)

	Six Months
	Ended
	March 31, 2009		Year Ended September 30
Ariel Appreciation Fund	(unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of year	$36.39		$50.65	$48.46	$48.32	$44.62	$38.99
Income from investment operations:
Net investment income	0.12		0.17	0.18	0.12	0.09	0.01
Net realized and unrealized gains (losses) on investments	(14.02)		(9.74)	5.49	2.35	4.86	5.62
Total from investment operations	(13.90)		(9.57)	5.67	2.47	4.95	5.63

Distributions to shareholders:
Dividends from net investment income	(0.18)		(0.23)	(0.02)	(0.13)	(0.05)	—
Distributions from capital gains	(3.11)		(4.46)	(3.46)	(2.20)	(1.20)	—
Total distributions	(3.29)		(4.69)	(3.48)	(2.33)	(1.25)	—
Net asset value, end of period	$19.20		$36.39	$50.65	$48.46	$48.32	$44.62
Total return	(38.18	)%(a)	(20.49)%	12.09%	5.32%	11.26%	14.44%

Supplemental data and ratios:
Net assets, end of period, in thousands	$753,557		$1,459,648	$2,452,674	$2,732,196	$3,353,103	$2,919,117
Ratio of expenses to average net assets	1.27	%(b)	1.19%	1.12%	1.16%	1.14%	1.15	%(c)
Ratio of net investment income to average net assets	1.19	%(b)	0.39%	0.33%	0.27%	0.17%	0.01%
Portfolio turnover rate	26	%(a)	26%	29%	25%	25%	19%

(a)  Not annualized.

(b)  Annualized.

(c)  Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

March 31, 2009 (unaudited)

	Six Months					June 30,
	Ended					2005(a) to
	March 31, 2009		Year Ended September 30			September
Ariel Focus Fund	(unaudited)		2008	2007	2006	30, 2005
Net asset value, beginning of year	$9.74		$11.93	$10.69	$10.23	$10.00
Income from investment operations:
Net investment income	0.04		0.04	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	(3.73)		(1.92)	1.24	0.56	0.22
Total from investment operations	(3.69)		(1.88)	1.29	0.60	0.23

Distributions to shareholders:
Dividends from net investment income	(0.06)		(0.04)	(0.05)	(0.03)	—
Distributions from capital gains	—		(0.27)	—	(0.11)	—
Total distributions	(0.06)		(0.31)	(0.05)	(0.14)	—
Net asset value, end of period	$5.99		$9.74	$11.93	$10.69	$10.23
Total return	(38.00	)%(b)	(16.08)%	12.05%	6.00%	2.30	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$22,879		$37,871	$43,275	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25	%(c)	1.25%	1.25%	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	1.93	%(c)	1.61%	1.63%	2.20%	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	1.14	%(c)	0.37%	0.43%	0.48%	0.41	%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.46	%(c)	0.00%	0.05%	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	19	%(b)	49%	28%	29%	15	%(b)

(a)  Commencement of operations.

(b)  Not annualized.

(c)  Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435

Notes to the Financial Statements

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

FAS 157 - Effective October 1, 2008, the Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the funds’ investments carried at market value:

		Ariel
		Appreciation	Ariel
	Ariel Fund	Fund	Focus Fund
Level 1	$852,802,002	$743,574,254	$22,530,481
Level 2	20,051,318	14,069,444	286,367
Level 3	—	—	—
Market Value at 03/31/2009	$872,853,320	$757,643,698	$22,816,848

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign transactions—The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as

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March 31, 2009 (unaudited)

a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses—The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

Note Three | Investment transactions, distributions and federal income tax matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2009 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$244,246,848	$238,541,821	$6,189,646
Sales	420,304,301	402,437,814	4,981,398

Note Four | Investment advisory and other transactions with related parties

Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

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Notes to the Financial Statements (continued)	March 31, 2009 (unaudited)

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2010. After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $1,296,632 for Ariel Fund, $1,102,762 for Ariel Appreciation Fund and $32,620 for Ariel Focus Fund during the six months ended March 31, 2009. These amounts were paid to the Distributor, which reallowed $932,562 for Ariel Fund, $933,692 for Ariel Appreciation Fund and $18,533 for Ariel Focus Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the six months ended March 31, 2009, with affiliated companies:

	Share Activity				Six Months Ended March 31, 2009
Security Name	Balance September 30, 2008	Purchases	Sales	Balance March 31, 2009	Market Value	Dividends Credited to Income	Amount of Loss Realized on Sale of Shares
ACCO Brands Corp.*	3,432,000	—	3,432,000	—	$—	$—	$(73,938,570)
Interface, Inc.	2,797,400	480,900	35,242	3,243,058	9,696,743	90,746	(171,452)
					$9,696,743	$90,746	$(74,110,022)

* No longer an affiliated company as of March 31, 2009.

Note Six | Line of credit

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the six months ended March 31, 2009, the details of the borrowing were as follows:

	Average Daily	Number of Days	Weighted Average
Fund	Borrowings	Outstanding	Annualized Interest Rate
Ariel Fund	$9,995,626	39	1.88%
Ariel Appreciation Fund	16,394,368	43	1.50%
Ariel Focus Fund	62,533	8	0.82%

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Fund Expense Example	(unaudited)

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2008-March 31, 2009.

Actual expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Fund and Return	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*

Ariel Fund
Actual	$1,000.00	$551.40	$4.56	1.18%
Hypothetical (5% before expenses)	1,000.00	1,019.05	5.94	1.18%

Ariel Appreciation Fund
Actual	$1,000.00	$618.20	$5.12	1.27%
Hypothetical (5% before expenses)	1,000.00	1,018.60	6.39	1.27%

Ariel Focus Fund
Actual	$1,000.00	$620.00	$5.05	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.70	6.29	1.25%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

800.292.7435

Important Supplemental Information

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800.292.7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800.292.7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800.SEC.0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800.292.7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Approval of the Management Agreements

Each year the Board of Trustees of the Trust, including a majority of the Independent Trustees, is required by the 1940 Act to determine whether to continue each Fund’s management agreement with the Adviser (each a “Management Agreement”). The Board requests, receives and considers a broad range of materials and information that are relevant to the Trustees’ consideration of the Management Agreements at Board meetings throughout the year and especially in connection with its annual review of those agreements. The Board’s Management Contracts Committee (the “Committee”), which is comprised entirely of Independent Trustees, leads the Board in its consideration of the Management Agreements. Both the Committee and the Board held meetings in the fall of 2008 to consider the Management Agreements. During each of those meetings, the Committee and the Independent Trustees were advised by, and met in executive sessions with, their independent legal counsel.

Nature, Extent and Quality of Services. The Trustees considered the nature and quality of the services provided by the Adviser, taking into account the knowledge gained from their successive meetings with the Adviser over a period of years. In addition, the Trustees considered the Adviser’s long-term historical approach in managing the Funds; its consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance, educational materials and other shareholder communications, information technology and business continuity; the Adviser’s commitment to diversity and civic affairs; and the favorable recognition of the Adviser and the Funds in the media and in industry publications. They also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees and the relationship of that compensation to the performance of the Funds and to the attraction and retention of

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March 31, 2009 (unaudited)

quality personnel. The Independent Trustees also noted the personal investments that the Adviser’s personnel have made in the Funds, which is designed to align the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Trustees considered the investment performance of each Fund over various periods of time, including comparative information provided by Lipper Inc., an independent data service provider (“Lipper”), comparing each Fund’s performance with that of comparable funds selected by Lipper (the “Peer Group”). The Trustees discussed comparative data with respect to the performance of the Funds, the Funds’ respective Peer Groups and the Funds’ respective performance benchmarks. The Committee determined, and reported to the Board, its conclusion that the performance of the Funds had been disappointing over various time periods, although the Independent Trustees took into account the conversations with the Adviser during the course of the year on the Adviser’s long-term approach to managing the Funds. The Trustees determined that the performance of Ariel Appreciation Fund and Ariel Focus Fund had improved, and compared favorably to their respective benchmarks over recent periods. In connection with reviewing comparative performance information, the Independent Trustees emphasized longer-term measurements. The Trustees acknowledged that the Committee had concluded that the Adviser appeared to be flexible in considering new investment opportunities, while at the same time maintaining its investment philosophy, and observed that other managers with similar philosophies experienced underperformance in the recent market decline.

Fees and expenses. The Trustees reviewed comparative fee and expense information for the Peer Group, as selected and analyzed by Lipper, for each of the Funds. The Trustees considered comparative total expense ratios, as well as advisory fees, in assessing each Fund’s management fee structure. The Trustees considered the expense ratio of each Fund and concluded that the ratios were reasonable and competitive with the expense ratios of each Fund’s Peer Group as determined by Lipper. The Independent Trustees also commented favorably on the expense limits agreed to by the Adviser.

Benefits, Profitability and Economies of Scale.

The Trustees discussed the Committee’s conclusion that Ariel’s profitability associated with its relationship with each Fund was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively. The Independent Trustees reviewed the profitability to Ariel of its relationship with each Fund, including the methodology by which that profitability analysis was calculated, and also examined the fees charged by Ariel to other types of clients. The Independent Trustees discussed with representatives of the Adviser the financial condition of the Adviser and its long-term strategic planning. The Independent Trustees also reviewed the size and quality of the Adviser’s investment personnel, including their education and experience. They also reviewed whether the Funds had operated within their investment objectives and reviewed each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Trustees reviewed the extent to which economies of scale may be realized if the Funds increase in size. It was noted that the management fee schedules for all three Funds contain breakpoints at different levels, with the final breakpoint at $1 billion in assets. The Trustees considered the effective advisory fees for the Funds and concluded that the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Management Agreements and determined that no additional breakpoints were needed at the present time.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Management Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Management Agreement was in the best interests of the Fund and its shareholders and the Board approved the continuation of each of those agreements. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

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Board of Trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mario L. Baeza, Esq. Age: 58	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic- owned investment firms) since 1995; Founder and Chairman, V-Me Media, Inc. (media production and distribution company) since 2007. Chairman, TCW/Latin America Partners, LLC (private equity capital firm), 1996-2004 (CEO 1996-2003)

Air Products and Chemicals, Inc., Brown Shoe Company, Inc., Israel Discount Bank, UrbanAmerica LLC, Hispanic Federation Inc., NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 70	Trustee, Member of Governance and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1997	Retired President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization), 1978 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company, The Field Museum, The Big Shoulders Fund, ETA Creative Arts Foundation, Inc.

William C. Dietrich Age: 59	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2006 (Co-Executive Director 2001-2006)

Royce N. Flippin, Jr. Age: 74	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	Technical Career Institute, NYC, TerraCycle, Inc., Independent Directors Council of the Investment Company Institute, Princeton Club of New York

John G. Guffey, Jr. Age: 60	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series

Mellody L. Hobson Age: 40	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006.	President, Ariel Investments since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

arielinvestments.com

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Christopher G. Kennedy Age: 45	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Catholic Theological Union

Merrillyn J. Kosier Age: 49	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Chair of Mutual Fund Education Alliance, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

William M. Lewis, Jr. Age: 52	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004; Managing Director and Co-Head of the Global Banking Department, Morgan Stanley, 1999 to 2004	Darden Restaurants, Inc., Phillips Academy, Central Park Conservancy, NCAA Leadership Advisory Board, Member of The Partnership for New York City

H. Carl McCall Age: 73	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993 to 2002

John W. Rogers, Jr. Age: 51	Trustee	Indefinite, until successor elected Served as a Trustee 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments, Lead Portfolio Manager, Ariel Fund & Ariel Appreciation Fund	Aon Corporation, Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation

James M. Williams Age: 61	Trustee, Chairman of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000 to 2002	SEI Mutual Funds

CHAIRMAN EMERITUS

(has no trustee duties or responsibilities)

Bert N. Mitchell, CPA

Chairman and Chief Executive Officer, Mitchell & Titus, LLP

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

800.292.7435

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships held by officer

Mareile B. Cusack Age: 50	Vice President, Assistant Secretary	Indefinite, until successor elected Served as Vice President and Assistant Secretary since 2008

Vice President, Ariel Investments since 2007, General Counsel since October 2008; Vice President and Associate General Counsel, Chicago Stock Exchange, Inc. 2007 and Chief Enforcement Counsel, 2004 to 2007

International Visitors Center of Chicago

Thomas E. Herman, CPA Age: 47	Chief Financial Officer and Treasurer	Indefinite, until successor elected Served as Chief Financial Officer and Treasurer since 2005

Chief Financial Officer and Treasurer since 2006; Senior Vice President, Finance, 2005 to 2006; Vice President, Controller, 2004 to 2005, Ariel Investments; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Chicago Children’s Theatre, Community Health Charities of Illinois

Mellody L. Hobson Age: 40	Chairman of the Board of Trustees and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Investments, since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 49	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Chair of Mutual Fund Education Alliance, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

Anita M. Zagrodnik Age: 49	Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer, Ariel Investment Trust since 2004, Secretary since 2007	Vice President, Fund Administration, Ariel Investments since 2003

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is three. Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

arielinvestments.com

Over 25 years of patient investing

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI ©4/09

Item 2.  Code of Ethics.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics — Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) — Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 — Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference — Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	April 28, 2009

By:	/s/ Thomas Herman
Thomas Herman
Vice President and Principal Financial Officer

Date:	April 28, 2009